SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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SCUDDER VARIABLE SERIES I

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Questions & Answers

Scudder Variable Series I Bond Portfolio

Important News For Variable Annuity Contract Holders/Variable Life Insurance Policyholders

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your investment that will be the subject of a shareholder vote.

Q&A

Q What issues am I being asked to vote on?

A You are being asked to vote on the following issues:

■	to approve an Amended and Restated Investment Management Agreement between the Fund and its investment adviser, Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Adviser”);

■	to approve a new Sub-Advisory Agreement with Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”); and

■	to approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”).

Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance

Q&A continued

policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals. You, as an owner of a variable contract with benefits based on the performance of the Fund (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which a Contract Owner instructs the voting of the Shares attributable to his or her variable contract. The Board of Trustees recommends that you vote “for” these proposals.

Q Why am I being asked to vote on an Amended and Restated Investment Management Agreement, a new Sub-Advisory Agreement and a new Sub-Sub-Advisory Agreement?

A On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of DeIM, entered into an agreement with Aberdeen PLC to sell parts of its asset management business and related assets based in London and Philadelphia (the “Aberdeen Transaction”). Upon the completion of this transaction, Deutsche Asset Management Investment Services Limited (“DeAMIS”), the Deutsche Bank subsidiary through which the London-based institutional asset management businesses for U.S. clients are conducted, will become a direct wholly owned subsidiary of Aberdeen PLC and its name will be changed to Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”). As part of the Aberdeen Transaction, the members of the Philadelphia-based Active Fixed Income team and DeAMIS, who manage a portion of the assets of your Fund, will become employees of subsidiaries of Aberdeen PLC. DeIM and Aberdeen PLC have advised the Fund’s Board that these same individuals would continue to be responsible for the management of the Fund’s assets if the Sub-Advisory Agreement is approved.

We are also recommending that you approve an Amended and Restated Investment Management Agreement for your Fund. The Amended and Restated Investment Management Agreement will be substantially identical to the current investment management agreement, except that the new Investment Management Agreement will

Q&A continued

contain a specific provision permitting DeIM to delegate some or all of its duties (under its supervision) to a non-affiliated sub-adviser. This change is intended to facilitate the appointment of AAMI as sub-adviser to the Fund should shareholders approve the new sub-advisory agreements.

We are also recommending that you approve a new Sub-Sub-Advisory Agreement between AAMI, the subsidiary of Aberdeen PLC that is proposed to serve as the Fund’s sub-adviser, and Aberdeen IS. The Sub-Sub-Advisory Agreement will permit AAMI to delegate certain investment advisory and portfolio management responsibilities to Aberdeen IS under the supervision of the Fund’s Board of Trustees and DeIM.

Q Why does the Board of the Fund recommend that I vote for these proposals?

A The Board considered that approval of the sub-advisory agreement with AAMI will permit Fund assets to continue to be managed by members of the same Fixed Income team who currently provide services to the Fund. The Board also considered the nature, scope and quality of the investment management services that DeIM provides under the current investment management agreement and would provide under the proposed Amended and Restated Investment Management Agreement, and that Aberdeen PLC subsidiaries are proposed to provide to the Fund under the proposed sub-advisory agreement and sub-sub-advisory agreement. If the Aberdeen Sub-Advisory Agreement is approved by shareholders, AAMI will be paid for its services by DeIM from its fee as investment adviser to the Fund. For the Sub-Sub-Advisory Agreement, Aberdeen IS will be paid for its services by AAMI from its fee as sub-adviser to the Fund. The investment advisory fees paid by the Fund will not change as a result of the Aberdeen Sub-Advisory Agreement.

Q Will the investment adviser to the Fund remain the same?

A Yes. Under the Amended and Restated Investment Management Agreement, DeIM will continue to serve as the investment adviser to the Fund. DeIM will continue to manage the high yield portion of the Fund’s assets, oversee the management of the Fund’s portfolio by AAMI and Aberdeen IS and provide the administrative services it currently provides.

Q&A continued

Q Will the investment advisory fees the fund pays remain the same?

A Yes. The investment advisory fee rate charged under the proposed Amended and Restated Investment Management Agreement with DeIM will remain the same as under the current Investment Management Agreement. The fee proposed to be paid to AAMI for its sub-advisory services to the Fund will be paid by DeIM, not by the Fund. Aberdeen IS will be paid for its services under the Sub-Sub-Advisory Agreement by AAMI from its fee and sub-adviser to the Fund.

Q Will the Fund bear the proxy solicitation and other costs associated with this proxy statement?

A No. The Investment Adviser will bear these costs.

General Questions

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet by going to the web site listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card; or

■	By mail, with the enclosed proxy card; or

■	In person at the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q I plan to vote by mail. How should I sign my proxy card?

A Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q&A continued

Q I plan to vote by telephone. How does telephone voting work?

A To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q I plan to vote through the Internet. How does Internet voting work?

A To vote through the Internet, please read and follow the instructions on your enclosed proxy card(s).

Q Whom should I call with questions?

A Please call Computershare Fund Services at 1-866-340-2424 with any additional questions about the Proxy Statement or the procedures to be followed to execute and deliver a proxy.

The attached Proxy Statement contains more detailed information about the proposals relating to the Fund. Please read it carefully.

October     , 2005

Dear Variable Annuity Contract Holders/Variable Life Insurance Policyholders:

Scudder Variable Series I Bond Portfolio (the “Fund”) and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to consider:

(1) an amended and restated investment management agreement between your Fund and its investment adviser, Deutsche Investment Management Americas Inc. (“DeIM”);

(2) a new sub-advisory agreement with respect to the Fund between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”); and

(3) a new sub-sub-advisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”), another subsidiary of Aberdeen PLC.

On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of DeIM, the Fund’s investment adviser, entered into an agreement with Aberdeen PLC to sell parts of its asset management business and related assets based in London and Philadelphia. As part of this transaction, the members of the Philadelphia-based Active Fixed Income team and the London-based Fixed Income team, who manage some of your Fund’s assets, will become employees of subsidiaries of Aberdeen PLC. DeIM and Aberdeen PLC have advised your Fund’s Board that these same individuals would continue to be responsible for the management of your Fund’s assets if the sub-advisory agreement and sub-sub-advisory agreement are approved. Your Fund will incur no additional cost as a result of Aberdeen providing sub-advisory services.

Due to this transaction with Aberdeen PLC, we are asking you to approve an amended and restated investment management agreement between your Fund and DeIM. This amended and restated investment management agreement will be identical to the current investment management agreement, except that the amended and restated management agreement will also contain a specific provision with respect to DeIM’s delegation of duties to an unaffiliated sub-adviser.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. Please read these materials carefully.

Please be assured that:

•	The investment objectives and policies of your Fund will not change.

•	The investment management fees applicable to your Fund will not change. The sub-advisory fees to be paid to subsidiaries of Aberdeen PLC will be paid by DeIM, not by your Fund.

•	The Fund’s Trustees carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card(s)—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

Vincent J. Esposito

President

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

SCUDDER VARIABLE SERIES I

Bond Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 18, 2005

A special meeting of shareholders of the Bond Portfolio (the “Fund”), a series of Scudder Variable Series I, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), will be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue (at 51st Street), New York, New York 10154, on Friday, November 18, 2005 at [10:00 a.m.,] Eastern time (the “Special Meeting”). The Trust is an open-end management investment company.

The Special Meeting is being held to consider and vote on the following matters, as indicated below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:	To approve an Amended and Restated Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc. (“DeIM”)
Proposal II:	To approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), with respect to the Fund
Proposal III:	To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”), another subsidiary of Aberdeen PLC, with respect to the Fund

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The close of business on September 12, 2005 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting.

Please mark, date and sign the enclosed proxy (unless you are voting by touch-tone telephone or through the Internet) and return it in the pre-paid envelope enclosed for your convenience to ensure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY (OR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, THE FUND’S PROXY SOLICITOR, AT 1-866-340-2424.

The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR each Proposal.

This notice and related proxy material are first being mailed to shareholders of the Fund on or about October [date], 2005. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustee,

John Millette

Secretary

New York, New York

October [    ], 2005

PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE FUND SERVICES AT 1-866-340-2424.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of the Proposals and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card for instructions for internet voting.

You may also call the number shown on your proxy card(s) and vote by telephone.

If we do not receive your completed proxy card after several weeks, our proxy solicitor, Computershare Fund Services, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SCUDDER VARIABLE SERIES I

Bond Portfolio

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 18, 2005

This Proxy Statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Scudder Variable Series I (the “Trust”) with respect to the Bond Portfolio (the “Fund”) of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Investment Management Americas, Inc., 345 Park Avenue (at 51st Street), New York, New York 10154, on Friday, November 18, 2005 at [10:00 a.m.,] Eastern time, and at any adjournments or postponements thereof (the “Special Meeting”).

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

This Special Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof.

Proposal I:	To approve an Amended and Restated Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc. (“DeIM”)
Proposal II:	To approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), with respect to the Fund
Proposal III:	To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“Aberdeen IS”), another subsidiary of Aberdeen PLC

INFORMATION ABOUT VOTING AND SPECIAL SHAREHOLDER MEETING

General.    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of the Fund, a series of the Trust. The Special Meeting is to be held on November 18, 2005 at 10:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about October [ ], 2005.

Only shareholders of record of the Fund at the close of business on September 12, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally. Exhibit A to this Proxy Statement sets forth the number of shares of the Fund outstanding on the Record Date.

Required Vote and Quorum.    Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. All shares of the Fund will be voted together as a single class. Abstentions and broker non-votes will have the effect of a “no” vote on each Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

At least one-third of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus, the Special Meeting could not take place on its scheduled date if less than one-third of the shares were represented. In the event that the necessary quorum to transact business is not present at the Special Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies as to such Proposal. Any adjournment of the Special Meeting for the further solicitation of proxies as to any Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of September 12, 2005, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. Exhibit B sets forth the information as to ownership of the Fund’s shares by those persons known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

Solicitation of Proxies.    As discussed above, shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Fund are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposals. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposals, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to act as information agent at an estimated cost of $2,500. However, the exact cost will depend on the amount and type of services rendered. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeIM.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-340-2424. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

Revocation of Proxies and Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

The most recent Annual Report of the Fund containing audited financial statements for the most recent fiscal year and Semi-Annual Report (if applicable) (“Report”) have previously been furnished to the Fund’s shareholders an additional copy of each Report will be furnished without change by writing to the Fund at the address set forth on the cover of this Proxy Statement or by calling [number].

BACKGROUND FOR THE PROPOSALS I, II AND III

On July 7, 2005, Deutsche Bank AG (“Deutsche Bank”), the parent company of DeIM, entered into a sale and purchase agreement with Aberdeen PLC under which Deutsche Bank will sell parts of the London- and Philadelphia-based asset management businesses and related assets of Deutsche Asset Management to Aberdeen PLC. Following the closing of this transaction (referred to in this Proxy Statement as the “Aberdeen Transaction”), those London- and Philadelphia-based businesses will become part of the “Aberdeen Group”—the name used to refer to the asset management subsidiaries of Aberdeen PLC. The Aberdeen Group and/or the various subsidiaries that make up the Aberdeen Group, as the context requires, are referred to in this Proxy Statement as “Aberdeen.” The businesses included in the Aberdeen Transaction are the London-based institutional Equity, Fixed Income, Global Equity, Multi-Asset and DWS retail businesses, as well as the Philadelphia-based Active Fixed Income business. Under the terms of the Aberdeen Transaction, Deutsche Asset Management will continue to serve as investment adviser to those proprietary funds that are currently managed in whole or in part by management teams based in London or Philadelphia that are part of the Aberdeen Transaction, but will recommend to the boards of those funds, and their shareholders, the hiring of a subsidiary of Aberdeen PLC as sub-adviser, with substantially the same individuals currently responsible for the day-to-day management of those assets becoming employees of the Aberdeen PLC subsidiary.1 The administrative services provided by DeIM pursuant to the investment management agreement currently in effect between the Fund and DeIM (the “Current Investment Management Agreement”) will not be affected by these proposals.

The Aberdeen Transaction is valued at up to £265 million (approximately US $468 million as of September 28, 2005), which assumes a net asset value of the businesses to be acquired at closing of £55 million (approximately US $97 million as of September 28, 2005) and will be dependent to some extent on future asset management fee revenue. Approximately £63 million (or approximately US $111 million as of September 28, 2005) of the sale price may be attributed to the mutual fund assets currently managed by Deutsche Asset Management’s London- and Philadelphia-based Fixed Income teams, who will continue to manage those assets if the proposed new sub-advisory arrangements with the Aberdeen PLC subsidiaries are approved. In the event the boards and shareholders of these mutual funds do not approve the advisory arrangements, the revenue related to these contracts may be taken into account in a formula that result in a reduction of the purchase price paid by Aberdeen PLC.

There will be a transition services agreement between Deutsche Asset Management and Aberdeen PLC that will provide for the allocation of certain personnel and resources during a transition period. Deutsche Asset Management will be compensated for the resources it provides under this agreement at commercially reasonable rates, to be finally negotiated between Deutsche Asset Management and Aberdeen PLC.

[1]	As of the date of this Proxy Statement, one closed-end fund that is currently managed in part by management teams based in Philadelphia is still evaluating the advisory proposal.

Consummation of the Aberdeen Transaction is subject to certain customary terms and conditions, including, among others, approval by the Deutsche Bank Supervisory Board, approval by Aberdeen PLC shareholders, regulatory approvals and the aggregate run-rate management fees of the London Fixed Income and Philadelphia Fixed Income businesses being no less than an agreed minimum threshold at closing. Closing of the Aberdeen Transaction is anticipated to take place on or about November 30, 2005.

As part of the Aberdeen Transaction, Deutsche Asset Management Investment Services Limited (“DeAMIS”), the Deutsche Bank subsidiary through which the London-based institutional asset management businesses for U.S. clients are conducted, will be acquired by Aberdeen PLC. DeAMIS will become a direct wholly owned subsidiary of Aberdeen PLC upon the closing of the Aberdeen Transaction and its name will be changed to Aberdeen Asset Management Investment Services Limited (referred to in this Proxy Statement as “Aberdeen IS”) upon its acquisition by Aberdeen PLC. The Philadelphia-based Active Fixed Income business will become part of Aberdeen Asset Management Inc. (“AAMI”), a direct wholly owned subsidiary of Aberdeen PLC. Both DeAMIS and AAMI are registered, and Aberdeen IS will be registered, with the Securities and Exchange Commission (the “SEC”) as investment advisers.

Aberdeen PLC is the parent company of an asset management group managing approximately $47.7 billion of assets as of June 30, 2005 for a range of pension funds, financial institutions, investment trusts (i.e., closed-end funds), unit trusts (i.e., open-end funds), offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC was formed in 1983, was first listed on the London Stock Exchange in 1991 and obtained a secondary listing on the Singapore Stock Exchange in November 1997. At June 30, 2005, Aberdeen PLC was 10.8% owned by its management and staff. Aberdeen PLC’s principal business address is 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The principal business address of DeAMIS is currently One Appold Street, London EC2A 2UU, United Kingdom and is expected to be One Bow Churchyard, London EC4M 9HH, United Kingdom, after the closing of the Aberdeen Transaction. AAMI’s principal business address is 300 SE 2nd Street, Fort Lauderdale, FL 33301. It is anticipated that AAMI will move its headquarters to the current Philadelphia office location used by the Philadelphia Fixed Income team, which is located at 1735 Market Street, Philadelphia, PA 19103, following the closing of the Aberdeen Transaction.

PROPOSAL I

APPROVAL OF THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

The Current Investment Management Agreement.    DeIM currently serves as investment adviser to the Fund pursuant to the Current Investment Management Agreement. If the proposed Amended and Restated Investment Management Agreement (the “Amended Investment Management Agreement”) between DeIM and the Fund and the new Investment Sub-Advisory Agreement between DeIM and AAMI (“Aberdeen Sub-Advisory Agreement”) are approved, DeIM will continue to serve as investment adviser to the Fund pursuant to the Amended Investment Management Agreement. However, it will delegate direct responsibility for some or all portfolio management to AAMI, and will oversee the provision of such services to the Fund by AAMI. DeIM will continue to provide administrative services required under the Current Investment Management Agreement.

Exhibit C to this Proxy Statement lists for the Fund: (i) the date of the Current Investment Management Agreement; (ii) the most recent date on which the Current Investment Management Agreement was approved by the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”) of the Trust or DeIM (the “Independent Trustees”), and (iii) the most recent date on which the Current Investment Management Agreement was approved by the Fund’s shareholders and the reason the Current Investment Management Agreement was submitted for shareholder approval.

The Amended Investment Management Agreement.    If approved, the Amended Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the Board or the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (2) the vote of a majority of the Independent Trustees of the Trust who are not parties to the Amended Investment Management Agreement, cast in person at a meeting called for such purpose.

The form of the Amended Investment Management Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the Amended Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D.

The Amended Investment Management Agreement contains provisions substantially identical to the Current Investment Management Agreement, except that the Amended Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended Investment Management Agreement to non-affiliated sub-advisers, such as AAMI. In the event of a delegation, DeIM will continue to supervise the services provided by AAMI (or any future sub-adviser(s)) and the delegation will not relieve DeIM of any of its obligations under the Amended Investment Management Agreement.

The investment advisory fee rate proposed to be charged to the Fund under the Amended Investment Management Agreement is the same as the investment advisory fee rate charged under the Current Investment Management Agreement. The advisory fee rate paid to DeIM under the Current Investment Management Agreement is set forth in Exhibit E to this Proxy Statement.

For a description of DeIM and a discussion of the deliberations of the Board in determining to approve the Amended Investment Management Agreement, see Proposal II.

PROPOSAL II

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH AAMI

At the Special Meeting, shareholders will be asked to approve the Aberdeen Sub-Advisory Agreement between DeIM and AAMI, which is a direct wholly owned subsidiary of Aberdeen PLC. The form of the Aberdeen Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the Aberdeen Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

The Board is proposing the Aberdeen Sub-Advisory Agreement because Deutsche Bank, the parent company of DeIM, has agreed to sell parts of its investment management businesses and related assets based in London and Philadelphia to Aberdeen PLC. This transaction is discussed in more detail above. The members of the London-based Fixed Income team and the Philadelphia-based Active Fixed Income team that will become employees of Aberdeen as part of the transaction are currently responsible for managing part of the assets of the Fund. In order to retain the services of these teams for the Fund, DeIM proposed, and the Board approved and recommends to shareholders for their approval, the Aberdeen Sub-Advisory Agreement, under which it is expected that the same personnel who currently manage the core bond and active fixed income strategies will continue to do so, but as employees of Aberdeen. DeIM will remain responsible for management of the Fund’s operations and supervision of AAMI’s activities as sub-investment adviser.

The Board met on August 8-9, 2005, and on September 9, 2005, to consider the Aberdeen Sub-Advisory Agreement. At its meeting on September 9, 2005, and for the reasons discussed below, the Board, including a majority of Independent Trustees, unanimously approved the Aberdeen Sub-Advisory Agreement and recommended its approval by the Fund’s shareholders.

The Aberdeen Sub-Advisory Agreement

Under the terms of the proposed Aberdeen Sub-Advisory Agreement, AAMI agrees, subject to the supervision and control of DeIM and the Board, to manage the securities and assets of the Fund entrusted to it by DeIM under the agreement (the “Assets”) in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (the “Prospectus”). The portfolio management services to be provided by AAMI to some of the Assets are substantially identical to the investment management services currently required to be provided by DeIM under the Current Investment Management Agreement and by DeAMIS under the sub-advisory agreement currently in effect.

As compensation for its services under the Aberdeen Sub-Advisory Agreement, AAMI will be paid an annual fee, computed daily and paid monthly, at the rate of 0.29% of the Fund’s average daily net assets by DeIM.

If the Aberdeen Sub-Advisory Agreement is approved by shareholders, AAMI will be paid for its services by DeIM from its fee as investment adviser to the Fund. The investment advisory fees paid by the Fund will not change as a result of the Aberdeen Sub-Advisory Agreement.

If approved by shareholders at the Special Meeting, the Aberdeen Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund, and (ii) by a majority of the Independent Trustees who are not parties to the agreement, cast in person at a meeting called for such purpose. The Aberdeen Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeIM or the Board or by a vote of a majority of the outstanding voting securities of the Fund, or upon 90 days’ written notice by AAMI. In addition, DeIM may terminate the Agreement on immediate notice if AAMI becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser. Furthermore, if a party breaches the Agreement in any material respect, which breach is not cured within 60 days of receiving written notice of such breach from the other party, the non-breaching party may terminate the Agreement on written notice to the defaulting party.

As part of the Aberdeen Transaction, Deutsche Bank is restricted from terminating the sub-advisory delegations to AAMI during the first three years following closing of the Aberdeen Transaction without cause. Deutsche Bank is not to terminate the delegation except (i) to the extent required to comply with its legal, contractual, regulatory or fiduciary obligations; (ii) if requested or required to do so by the client; (iii) if AAMI becomes insolvent or enters into any form of compromise with its creditors; (iv) if AAMI breaches the terms of the delegation; or (v) in circumstances of negligence, fraud, willful default or underperformance on the part of AAMI. In the opinion of DeIM, these exceptions will allow it to continue to perform its services to the Scudder funds without any practical impact on the quality or scope of services provided by AAMI. DeIM believes that this provision is not inconsistent with the documents governing the Aberdeen Transaction.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services. The Fund bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to that of the Fund) or from engaging in other activities.

Under the Aberdeen Sub-Advisory Agreement, AAMI will be liable (i) if it causes the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or DeIM and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the agreement.

Under the Aberdeen Sub-Advisory Agreement, in evaluating best execution for any transaction, AAMI shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of DeIM or the Board, AAMI may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided that AAMI is acting in accordance with any such instructions and directions of DeIM or the Board, AAMI is authorized to pay to a broker or dealer who provides such brokerage and research services a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, AAMI determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of AAMI to the Fund. In addition, DeIM may by written notice identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected, and AAMI will refrain from purchasing such securities or directing any portfolio transaction to such broker-dealer without written approval from the DeIM or the Board.

Fund Assets may not be purchased from or sold to DeIM, AAMI, any other sub-adviser of the Trust or other registered investment companies that may be deemed to be under common control, Scudder Distributors, Inc. (“SDI”), the Trust’s’s principal underwriter, or any affiliated person of any of the foregoing, acting as principal, except to the extent permitted by the SEC and the 1940 Act and approved by DeIM and the Board. AAMI will not consult with any other sub-adviser engaged by DeIM or its affiliates with respect to transactions in the Fund except to the extent permitted by certain exemptive rules under the 1940 Act.

Under the Aberdeen Sub-Advisory Agreement, if AAMI deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, AAMI, to the extent permitted by applicable laws and regulations, may, but is not required to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased and the expenses incurred in the transaction will be made by AAMI in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients. AAMI may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the same time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with the Trust’s procedures, AAMI may effect cross transactions between the Fund and such other accounts if it deems this to be advantageous to both of the accounts involved.

Section 15(f) Considerations

Section 15(f) of the 1940 Act provides that an investment adviser of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied:

First, during the three-year period immediately following the transaction, at least 75% of the members of the board of directors/trustees of the investment company must not be “interested persons” of the current or successor adviser within the meaning of the 1940 Act; and

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As noted above, Deutsche Bank has sold parts of its London- and Philadelphia-based asset management businesses and related assets to Aberdeen PLC. While DeIM did not assign its Current Investment Management Agreement with the Fund to Aberdeen PLC in connection with the Aberdeen Transaction, it is proposing to delegate extensive responsibilities with respect to the Fund to AAMI in the Aberdeen Sub-Advisory Agreement. Accordingly, Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the Section 15(f) conditions, including the requirement that no “unfair burden,” as defined in Section 15(f), be imposed on the Fund. As a result, for a period of three years from the closing of the Aberdeen Transaction, DeIM will not recommend or advise the Board to change its composition such that less than 75% of the Trustees are not “interested persons” of DeIM or AAMI. At least 75% of the current Board are not “interested persons” of DeIM or AAMI. Furthermore, there are no plans or provisions for any management fee increase or any other changes constituting a “burden” within the terms of Section 15(f) on the Fund for a period of at least two years from the closing of the Aberdeen Transaction.

Background and Board Considerations

The Board of Trustees held a meeting on August 9, 2005 to consider information about Aberdeen PLC, the Aberdeen Group AAMI and the Aberdeen Transaction. To assist the Board in their consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMI and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund’s shareholders and were assisted in this review by their independent legal counsel. On September 9, 2005, the Board, including its Independent Trustees, approved the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund’s shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

•

DeIM and Aberdeen PLC have advised the Board that the same London-based and Philadelphia-based Fixed Income teams that managed the Fund prior to the Aberdeen Transaction would become employees of AAMI and Aberdeen IS and would continue to manage the Fund as employees of AAMI and Aberdeen IS. In this regard, the Board also considered Aberdeen PLC’s assurances regarding the arrangements and incentives that had been established to ensure continued

employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

•	The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM’s and Aberdeen PLC’s representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

•	The Board considered the fees payable to AAMI by DeIM under the Aberdeen Sub-Advisory Agreement, including relative to the fees paid to sub-advisers to other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

•	The benefits to DeIM, Aberdeen PLC and its respective affiliates from the Aberdeen Transaction, including DeIM’s conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement.

•	The resources and operations of Aberdeen PLC, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended Investment Management Agreement, DeIM will oversee the management of the Fund’s portfolio by AAMI and Aberdeen IS, and will continue to provide the same administrative services that it currently provides.

•	DeIM‘s commitment to pay all costs associated with obtaining shareholder approval of the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

The Board evaluated the proposed Amended Investment Management Agreement in conjunction with their broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates. With regard to the Amended Investment Management Agreement, the Board considered in particular that its terms are substantially identical to the terms of the Current Investment Management Agreement, except that the Amended Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-adviser (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and DeIM and its affiliates, pending shareholder approval of the proposed Amended Investment Management Agreement and Aberdeen Sub-Advisory Agreement.

The factors considered by the Board in connection with their general contract review, which are also pertinent to their approval of the proposed contractual arrangements, are set forth below. In determining to approve the continuation of the Current Investment Management Agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to fees paid by similar institutional accounts advised by DeIM, the Board considered differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the investment management fee schedule for the Fund does not include breakpoints. DeIM has indicated that it intends to propose breakpoint schedules for the Fund in the near future. The Board concluded that the Fund’s fee schedule will shortly represent an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expenses of the Fund, including expenses relative to the Fund’s respective peer group as determined by Lipper. In this regard, the Board considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that Fund’s total operating expenses would not be uncompetitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. [The Board observed that for the one-year period ended June 30, 2005, the Fund was in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, the Fund was in the top half of the applicable Lipper universe. The Board also noted that for the one-year period ended June 30, 2005, over 80% of the various Scudder Funds overseen by the Board were in the top half of the applicable Lipper universe, and that for the three-year period ended June 30, 2005, over 70% of such Funds were in the top half of the applicable Lipper universe. [CONFIRM] Although the Board found the performance of the Fund to be satisfactory, the Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of DeIM the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that DeIM is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the Current Investment Management Agreement, including the scope of services provided under the Agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

•	The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular the experience and seniority of DeIM’s chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

The Board evaluated the Current Investment Management Agreement in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund’s Current Investment Management Agreement, and concluded that the continuation of such Agreement was in the best interests of the Fund’s shareholders.

Based on all of the foregoing, the Board concluded that the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement were in the best interests of Fund shareholders. The Board unanimously recommend that shareholders of the Fund vote FOR the approval of the Amended Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

Management of the Fund

The Investment Adviser.    Under the supervision of the Board of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

As of July 29, 2005, DeIM had approximately $         billion of assets under management. DeIM is an indirect wholly owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeIM, DeAMIS and their affiliates advise or subadvise that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of DeIM are set forth in Exhibit H to this Proxy Statement. Each officer and Trustee of the Trust who is an officer, employee, director or shareholder of DeIM is also listed in Exhibit G.

DeAMIS.    DeAMIS is currently a wholly owned subsidiary of Deutsche Asset Management Group Limited (an investment holding company), which, in turn, is a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC (an investment holding company), which, in turn, is a wholly owned subsidiary of DB Investments (GB) Limited (a holding company). DB Investments (GB) Limited is a wholly owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit I. Most of the executive and portfolio management personnel of DeAMIS are expected to become employees of Aberdeen PLC as part of the Aberdeen Transaction.

Aberdeen PLC.    The name, address and principal occupation of the directors and principal executive officers of Aberdeen PLC and AAMI are set forth in Exhibit J.

AAMI provides investment advisory services to another investment company that has investment objectives similar to those of the Fund. The table in Exhibit K lists that fund, its net assets as of July 31, 2005, and the advisory fees charged to that fund.

There were no payments by the Fund to any affiliates of Aberdeen PLC during the most recent fiscal year other than payments of sub-advisory fees by DeIM to DeAMIS under current sub-advisory agreements. As noted above, DeAMIS will become a subsidiary of Aberdeen PLC upon the closing of the Aberdeen Transaction.

Vote Required

Approval of Proposal I with respect to the Amended Investment Management Agreement and Proposal II with respect to the Aberdeen Sub-Advisory Agreement each requires the affirmative vote of a majority of the Fund’s outstanding voting securities.

The vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the shares present at the Special Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposals I and II.

After careful consideration, the Board, including the Independent Board Members, recommend that the shareholders of the Fund vote “FOR” the approval of the Amended Investment Management Agreement as set forth in Proposal I and the Aberdeen Sub-Advisory Agreement as set forth in this Proposal II.

Shareholder approval of the Amended Investment Management Agreement, as set forth in Proposal I, and of the Aberdeen Sub-Advisory Agreement, as set forth in Proposal II, is necessary for the Aberdeen Sub-Advisory Agreement to take effect. If shareholders of the Fund do not approve the Amended Investment Management Agreement, then the Aberdeen Sub-Advisory Agreement will not go into effect, even if it is approved by shareholders, and the Board will consider what action, if any, is appropriate based on the interests of the shareholders.

The Amended Investment Management Agreement, however, can go into effect if it is approved by shareholders but the Aberdeen Sub-Advisory Agreement is not approved by shareholders. If Proposal I is approved by shareholders but this Proposal II is not approved, then the Board will consider what other action, if any, is appropriate based on the interests of the shareholders.

PROPOSAL III

APPROVAL OF A NEW INVESTMENT SUB-SUB-ADVISORY AGREEMENT BETWEEN ABERDEEN ASSET MANAGEMENT INC. AND

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

If Proposal II is adopted by the shareholders of the Fund, AAMI proposes to enter into a sub-advisory arrangement with Aberdeen IS. The Board proposes that shareholders of the Fund approve the Investment Sub-Sub-Advisory Agreement described below (the “Sub-Sub-Advisory Agreement”). The Sub-Sub-Advisory Agreement would permit AAMI to delegate certain investment advisory and portfolio management services with respect to the Fund to Aberdeen IS, under the overall supervision of (i) the Board, (ii) DeIM and (iii) AAMI.

Background

It is proposed that AAMI become sub-adviser to the Fund as part of the Aberdeen Transaction. See “Background for the Proposals” and “Proposal II.” The Sub-Sub-Advisory Agreement would permit AAMI to delegate certain investment advisory and portfolio management services with respect to the Fund to Aberdeen IS. The portfolio management personnel who currently manage the Fund’s investments in foreign securities as employees of DeAMIS would manage those investments as employees of Aberdeen IS if this Proposal III is approved. Therefore, the Sub-Sub-Advisory Agreement would enable the Fund and AAMI to take advantage of the expertise of Aberdeen IS with respect to such investments. Because Aberdeen IS would be paid by AAMI for its sub-sub-advisory services from AAMI’s sub-advisory fee, the proposed Sub-Sub-Advisory Agreement would not affect the fees paid by the Fund.

The Board unanimously recommends that shareholders of the Fund vote in favor of the approval of the Sub-Sub-Advisory Agreement.

Information on AAMI and Aberdeen IS

Further information on AAMI and Aberdeen IS may be found under Proposal II, “Management of the Fund—Aberdeen” and in Exhibits J and K to this Proxy Statement.

Board Considerations

As described above under Proposal II, the Board of the Trust held a joint meeting with the Boards of certain other Funds on August 9, 2005 to consider information about Aberdeen PLC, the Aberdeen Group, the Aberdeen Subsidiaries and the Aberdeen Transaction. To assist the Board in its consideration of the Sub-Sub-Advisory Agreement, the Board received and considered extensive information about Aberdeen PLC, the Aberdeen Subsidiaries and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Sub-Sub-Advisory Agreement on the Fund’s shareholders and were assisted in their review by their independent legal counsel. On September 9, 2005, the Board, including the Independent Trustees, approved the Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS with respect to the Fund and directed that this agreement be submitted to the shareholders of the Fund for their approval.

The Board considered AAMI’s request to delegate certain advisory services to Aberdeen IS as part of its overall consideration of the Aberdeen Transaction and the Aberdeen Sub-Advisory Agreement. See “Background for the Proposals” and Proposal II, “Background and Board Considerations.”

Based on the foregoing, the Board concluded that the Sub-Sub-Advisory Agreement was in the best interests of the Fund. The Board unanimously recommends that shareholders of the Fund vote FOR approval of the Sub-Sub-Advisory Agreement.

Information on the Sub-Sub-Advisory Agreement

The Sub-Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit L. The discussion of the Sub-Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit L.

Under the Sub-Sub-Advisory Agreement, AAMI is permitted to delegate to Aberdeen IS certain investment advisory and portfolio management services with respect to the Fund under the supervision of the Board, DeIM and AAMI. The Sub-Sub-Advisory Agreement is substantially similar to the Aberdeen Sub-Advisory Agreement between DeIM and AAMI, except that Aberdeen IS would be paid for its services by AAMI out of the sub-advisory fee paid by DeIM to AAMI. For its services, Aberdeen IS would be paid 15% of the Sub-Advisory fee received by AAMI under the Sub-Advisory Agreement, or a fee calculated at the annual rate of 0.04% of the Fund’s average daily net assets. There will be no increase in the fees paid by the Fund as a result of the Sub-Sub-Advisory Agreement. See Proposal II, “The Aberdeen Sub-Advisory Agreements.”

If approved by shareholders of the Fund, the Sub-Sub-Advisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a

“majority of the outstanding voting securities” (the same threshold as “Vote Required” below) of the Fund and (ii) by a majority of the Independent Trustees who are not parties to the agreement, cast in person at a meeting called for such purpose. The Sub-Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeIM or the Board or by a vote of a majority of the outstanding voting securities of the Fund, or upon 10 days’ written notice by Aberdeen IS. AAMI may terminate the Sub-Sub-Advisory Agreement on immediate notice to Aberdeen IS. The Sub-Sub-Advisory Agreement will terminate upon its assignment or in the event of the termination of the Amended Investment Management Agreement or the Aberdeen Sub-Advisory Agreement.

Shareholder approval of the Amended Investment Management Agreement, as set forth in Proposal I, and of the Aberdeen Sub-Advisory Agreement, as set forth in Proposal II, is necessary for the Sub-Sub-Advisory Agreement to take effect. If shareholders of the Fund do not approve the Amended Investment Management Agreement, then the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will not go into effect, even if both those agreements are approved by shareholders. Similarly, if shareholders of the Fund do not approve the Aberdeen Sub-Advisory Agreement, then the Sub-Sub-Advisory Agreement will not go into effect, even if the Sub-Sub-Advisory Agreement is approved by shareholders. In such an event, the Board will consider what action, if any, is appropriate based upon the interests of the shareholders.

The Amended Investment Management Agreement, however, can go into effect for the Fund if it is approved by shareholders but the Aberdeen Sub-Advisory Agreement and/or the Sub-Sub-Advisory Agreement is not approved by shareholders. If Proposal I is approved by shareholders of the Fund but Proposal II and/or this Proposal III is not approved, then the Board will consider what other action, if any, is appropriate based upon the interests of the shareholders

Vote Required

Approval of Proposal III for Fund requires the affirmative vote of a majority of the Fund’s outstanding voting securities.

The vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the shares present at the Special Meeting or represented by proxy, if holders of more than 50% of the outstanding shares of the Income Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposal III.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSALS I, II AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.

Regulatory Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisers have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisers and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment adviser has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Based on currently available information, however, the funds’ investment advisers believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Matters

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

Shareholders’ Request for Special Meeting.    Shareholders holding at least 10% of the Trust’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT COMPUTERSHARE AT 1-866-340-2424.

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

John Millette,

Secretary

October     , 2005

YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

EXHIBITS

A.	Number of Shares of Each Class of the Fund Outstanding as of the Record Date

B.	Record and Beneficial Owners of 5% or more of each class of the Fund Outstanding as of the Record Date

C.	Information on Current Investment Management Agreement

D.	Form of Amended Investment Management Agreement

E.	Fees Paid to DeIM by the Fund

F.	Form of Aberdeen Sub-Advisory Agreement

G.	Funds with Similar Investment Objectives Advised or Sub-Advised by DeIM, DeAMIS and their affiliates

H.	Directors and Principal Executive Officers of DeIM

I.	Directors and Principal Executive Officers of DeAMIS

J.	Directors and Principal Executive Officers of Aberdeen PLC and AAMI

K.	Funds with Similar Investment Objectives Advised or Sub-Advised by AAMI

L.	Form of Investment Sub-Sub-Advisory Agreement between AAMI and Aberdeen IS

A-1

EXHIBIT A

NUMBER OF SHARES OF EACH CLASS OF THE FUND OUTSTANDING AS OF THE RECORD DATE

Class of Share	Number of Shares
A	26,168,636.966
B	40,340.073

A-2

EXHIBIT B

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF EACH CLASS OF THE FUND OUTSTANDING AS OF THE RECORD DATE

Class of Shares	Name and Address of Owner	Number of Shares	Percentage of Ownership
A	CHARTER NAT LIFE INS CO-HORIZON ATTN: ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	2,214,132.127	8.46%

A	LINCOLN BENEFIT LIFE ANNUITY-270 ATTN: ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	2,659,394.823	10.16%

A	MUTUAL OF AMERICA NEW YORK, NY 10022-6815	8,990,997.276	34.36%

A	MUTUAL OF AMERICA SEP ACCT 2 SAINT LOUIS, MO 63122	6,808,925.913	26.02%

B	THE MANUFACTURES LIFE INS CO (USA) BOSTON, MA 02116-3787	33,732.873	83.62%

B	TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432	2,828.727	7.01%

B	TRAVELERS INSURANCE COMPANY ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	3,778.473	9.37%

B-1

EXHIBIT C

INFORMATION ON CURRENT INVESTMENT MANAGEMENT AGREEMENT

The Current Investment Management Agreement for the Bond Portfolio was most recently approved by the Board of Trustees on September 30, 2005. The Current Investment Management Agreement was approved by shareholders on March 28, 2002 in connection with the change in control of the Investment Adviser as a result of the acquisition of the Investment Adviser by Deutsche Bank.

C-1

EXHIBIT D

FORM OF AMENDED INVESTMENT MANAGEMENT AGREEMENT

Scudder Variable Series I

Two International Place

Boston, Massachusetts 02110

[                    , 2005]

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, New York 10154-0010

Amended and Restated Investment Management Agreement

Bond Portfolio

Ladies and Gentlemen:

Scudder Variable Series I (the “Trust”), has been established as a Massachusetts business Trust] to engage in the business of an investment company. Pursuant to the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”), the Board of Trustees may divide the Trust’s beneficial interest, par value $0.            per share, (the “Shares”) into separate series, or funds, including Bond Portfolio (the “Fund”). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1.  Delivery of Documents.    The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) relating to the Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration dated                 , as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the “By-Laws”).

(c)  Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2.  Sublicense to Use the Scudder Trademarks.    As exclusive licensee of the rights to use and sublicense the use of the “Scudder,” “Scudder Investments, Inc.” and “Scudder, Stevens & Clark, Inc.” trademarks (together, the “Scudder Marks”), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the “Scudder” name and mark as part of the Trust’s name (the “Fund Name”), and (ii) the Scudder Marks in connection with the Trust’s investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you or any organization which shall have succeeded to your business as investment manager (“your Successor”) and the Trust] [Corporation], or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust’s uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the “Trademark Owner”), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner’s ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of duality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name “Scudder”) if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.

3.  Portfolio Management Services.    As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the “Code”) relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust’s Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

4.  Delegation of Portfolio Management Services.    Subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 3 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of you or of the Fund (other than by reason of serving as an investment advisor to the Fund) (each a “sub-advisor”), to the extent permitted by applicable law, certain of your duties enumerated in section 1 hereof; provided, that you shall continue to supervise the services provided by such sub-advisor and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Fund that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act.

5.  Administrative Services.    In addition to the portfolio management services specified in section 3 hereof, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust’s Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund’s transfer agent; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; establishing and monitoring the Fund’s operating expense budgets; reviewing the Fund’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trust’s Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

6.  Allocation of Charges and Expenses.    Except as otherwise specifically provided in this section 6, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund’s share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 5 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 6. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund’s custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 6, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders’ and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

7.  Management Fee.    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4, 5 and 6 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.475 of 1.00 percent of the average daily net assets as defined below of the Fund for such month; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 7, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 7.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

8.  Avoidance of Inconsistent Position; Services Not Exclusive.    In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

9.  Limitation of Liability of Manager.    As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

10.  Duration and Termination of This Agreement.    This Agreement shall remain in force until September 30, 200_ and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to you, or by you on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

11.  Amendment of this Agreement.    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

12.  Limitation of Liability for Claims.    The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Scudder Variable Series I” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

13.  Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement is an Amendment and Restatement of the Investment Management Agreement dated [date] entered into between you and the Trust on behalf of the Fund and shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

SCUDDER VARIABLE SERIES I on behalf of its series Bond Portfolio

By:
[name of officer]
[Title]

The foregoing Agreement is hereby accepted as of the date hereof.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
[name]
Managing Director

EXHIBIT E

FEES PAID TO DeIM BY THE FUND

The Scudder Variable Series I Bond Portfolio pays investment management fees at the rate of 0.475% per annum of the value of the Fund’s average daily net assets. The Scudder Variable Series I Bond Portfolio paid $825,230 to the Investment Adviser for the fiscal year ended December 31, 2004.

E-1

EXHIBIT F

FORM OF ABERDEEN SUB-ADVISORY AGREEMENT

AGREEMENT made this             day of             , 2005, between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and ABERDEEN ASSET MANAGEMENT INC. (the “Sub-Adviser”).

WHEREAS, Scudder Variable Series I (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated [date] (such agreement and any successor agreement thereto, the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment manager to the Bond Portfolio series of the Trust (the “Fund”) and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser.    Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by applicable law. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)  The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients.

(g)  The Sub-Adviser shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Trustees.

(h)  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in this section with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

(i)  Without further verification or inquiry by the Sub-Adviser, the Sub-Adviser is authorized to rely on instructions or directions provided by (1) the Board of

Trustees, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to the Sub-Adviser as “Authorized Persons” pursuant to this Agreement, provided that instructions or directions provided pursuant to this Section 1(i)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of the Adviser.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(i) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a)  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  The Sub-Adviser’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)  The Sub-Adviser’s Form ADV; and

(iv)  The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Adviser.

(a)  The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)  The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Adviser agrees that it shall promptly notify the Sub-Adviser: (i) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; or (iii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement.

(c)  The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)  The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Adviser.

(a)  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.  Standard of Care and Liability of Sub-Adviser.    The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding the Sub-Adviser.

(a)  The Sub-Adviser has reviewed the disclosure about the Sub-Adviser or its management of the Fund contained in the Trust’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Trust’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.

10.  Insurance.    The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on             , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)  If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)  The Sub-Adviser may terminate this Agreement upon ninety (90) days’ written notice to the Adviser.

(f)  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    The Sub-Adviser acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Scudder, Scudder Bond Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

A. Thomas Smith, Esq.

Managing Director

Global Head Asset Management Legal

Deutsche Investment Management Americas, Inc.

Floor 27

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Vincent J. Esposito

Managing Director

Head of Product Development & Implementation

Deutsche Investment Management Americas, Inc.

Floor 27

345 Park Avenue

New York, NY 10154

To the Sub-Adviser at:

Through November 30, 2005 (subject to change)

Mr. Christian Pittard

Aberdeen Asset Management Inc.

1114 Avenue of the Americas, 34th Floor

New York, NY 10036

Starting December 1, 2005 (subject to change)

Mr. Christian Pittard

Chief Executive Officer

Aberdeen Asset Management Inc.

1735 Market Street

Philadelphia, PA 19103

17.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	ABERDEEN ASSET MANAGEMENT INC.

By:	By:

Name:	Name:

Title:	Title:

Appendix A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

ABERDEEN ASSET MANAGEMENT INC.

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Bond Portfolio	0.29% of average daily net assets

EXHIBIT G

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR

SUB-ADVISED BY DeIM AND DeAMIS AND THEIR AFFILIATES

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Taxable Income Funds

Scudder Fixed Income Fund	10/31/04	$1,080,523,277	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Income Fund	12/31/04	$855,546,941

0.55% to $250,000,000

0.52% next $750,000,000

0.50% next $1,500,000,000

0.48% next $2,500,000,000

0.45% next $2,500,000,000

0.43% next $2,500,000,000

0.41% next $2,500,000,000

0.40% over $12,500,000,000

				Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Scudder Short Duration Fund	10/31/04	$188,129,108	0.40%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder High Income Plus Fund	10/31/04	$122,528,009	0.13%	High current income and, as a secondary objective, capital appreciation.

Scudder High Income Fund	9/30/04	$2,447,798,440

0.58% first $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				Highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk.

Scudder Strategic Income Fund	10/31/04	$400,285,472

0.58% to $250,000,000

0.55% next $750,000,000

0.53% next $1,500,000,000

0.51% next $2,500,000,000

0.48% next $2,500,000,000

0.46% next $2,500,000,000

0.44% next $2,500,000,000

0.42% over $12,500,000,000

				High current return.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder U.S. Government Securities Fund	10/31/04	$3,068,546,837

0.45% to $250,000,000

0.43% next $750,000,000

0.41% next $1,500,000,000

0.40% next $2,500,000,000

0.38% next $2,500,000,000

0.36% next $2,500,000,000

0.34% next $2,500,000,000

0.32% over $12,500,000,000

				High current income, liquidity and security of principal.

Scudder Short-Term Bond Fund	12/31/04	$945,133,734	0.45% to $1,500,000,000 0.425% next $500,000,000 0.40% next $1,000,000,000 0.385% next $1,000,000,000 0.37% next $1,000,000,000 0.355% next $1,000,000,000 0.34% over $6,000,000,000	High income while managing its portfolio in a manner consistent with maintaining a high degree of stability of shareholders’ capital.

Scudder Limited-Duration Plus Fund	9/30/04	$2,128,659,673	0.80%	High income while also seeking to maintain a high degree of stability of shareholders’ capital.

Scudder Inflation Protected Plus Fund	9/30/05			Maximum inflation-adjusted return, consistent with preservation of capital.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Global Growth Funds

Scudder Emerging Markets Fund	10/31/04	$148,204,651	1.25% to $500,000,000 1.20% over $500,000,000	Long-term growth of capital.

Scudder Global Discovery Fund	10/31/04	$500,960,007	1.10%	Above-average capital appreciation over the long term.

Scudder Global Fund	8/31/04	$825,707,634	1% to $500,000,000 0.95% next $500,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	Long-term growth of capital

Scudder Gold and Precious Metals Fund	10/31/04	$534,075,394	1.00% to $500,000,000 0.95% over $500,000,000	Maximum return (principal change and income)

Scudder Greater Europe Fund	10/31/04	$352,020,468	1.00% to $1,000,000,000 0.90% next $500,000,000 0.85% next $500,000,000 0.80% over $2,000,000,000	Long-term growth of capital

Scudder International Fund	8/31/04	$1,558,152,488	0.675% to $6,000,000,000 0.625% next $1,000,000,000 0.60% over $7,000,000,000	Long-term growth of capital

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Latin America Fund	10/31/04	$376,292,743	1.25% to $400,000,000 1.15% over $400,000,000	Long-term capital appreciation

Scudder Pacific Opportunities Fund	10/31/04	$102,891,101

0.85% to $250,000,000

0.82% next $750,000,000

0.80% next $1,500,000,000

0.78% next $2,500,000,000

0.75% next $2,500,000,000

0.74% next $2,500,000,000

0.73% next $2,500,000,000

0.72% over $12,500,000,000

				Long-term growth of capital

Scudder Japanese Equity Fund	8/31/04	$93,115,505	0.85%	High capital appreciation

Scudder International Equity Fund	10/31/04	$286,876,611	0.65%	Long-term capital appreciation

Scudder International Select Equity Fund	10/31/04	$968,460,077	0.70%	Capital appreciation

Scudder Commodity Securities Fund	10/31/04	$62,419,557	0.95% first $500,000,000 0.90% next $500,000,000 0.85% over $1,000,000,000	Capital appreciation
Global Income Funds

Scudder Emerging Markets Income Fund	10/31/04	$179,614,820	1.00% to $500,000,000 0.95% over $500,000,000	High current income and, secondarily, long-term capital appreciation.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Global Bond Fund	10/31/04	$181,211,818

0.75% to $250,000,000

0.72% next $750,000,000

0.70% next $1,500,000,000

0.68% next $2,500,000,000

0.65% next $2,500,000,000

0.64% next $2,500,000,000

0.63% next $2,500,000,000

0.62% over $12,500,000,000

				Total return, with an emphasis on current income; capital appreciation is a secondary goal.
Closed-End Funds

Scudder New Asia Fund, Inc.	12/31/04	$149,619,886	1.25% to $75,000,000 1.15% next $125,000,000 1.10% over $200,000,000	Long-term capital appreciation through investment primarily in the equity securities of Asian companies.

The Brazil Fund, Inc.	6/30/05	$654,649,283	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	Long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
The Korea Fund, Inc.	6/30/05	$1,300,841,649	0.60% to $250,000,000 0.575% next $250,000,000 0.55% next $250,000,000 0.525% next $250,000,000 0.50% over $1,000,000,000	A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

Scudder Global Commodities Stock Fund, Inc.	6/30/05	$419,770,200	0.90%	Capital appreciation with total return as a secondary objective

The Germany Fund, Inc.	12/31/04	$140,037,022	0.65% to $50,000,000 0.55% over $50,000,000	Investing primarily in equities of major German corporations.

The New Germany Fund, Inc.	12/31/04	$265,809,789	0.65% to $100,000,000 0.55% to $500,000,000 0.50% over $500,000,000	Investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

The Central Europe and Russia Fund, Inc.	10/31/04	$292,077,201	0.65% to $100,000,000 0.55% over $10fv0,000,000	Investing primarily in Central European and Russian companies.

Scudder High Income Trust	11/30/04	$194,583,674	0.85% to $250,000,000 0.75% over $250,000,000	Highest current income obtainable consistent with reasonable risk with capital gains secondary

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Multi-Market Income Trust	11/30/04	$194,658,449	0.85%	High current income consistent with prudent total return asset management by investing in a diversified portfolio of investment grade tax-exempt securities

Scudder Strategic Income Trust	11/30/04	$47,749,869	0.85%	High current income

Montgomery Street Income Securities, Inc.	12/31/04	$203,804,997	0.50% to $100,000,000 0.45% next $150,000,000 0.40% next $200,000,000 0.35% over $200,000,000	As high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities

Scudder Global High Income Fund, Inc.	10/31/04	$79,935,118	1.20%	High current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities
Insurance/Annuity Products

Bond Portfolio	12/31/04	$177,258,685	0.475%	Maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

International Portfolio	12/31/04	$568,020,559	0.875% first $500 million 0.725% over $500 million	Long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.)

Name of Fund	Fiscal Year	Net Assets*	Management Fee Rate†	Objective
Scudder Global Blue Chip Portfolio	12/31/04	$75,573,163	1.00% to $250,000,000 0.95% next $500,000,000 0.90% next $750,000,000 0.85% next $1,500,000,000 0.80% over $3,000,000,000	Long-term capital growth

Scudder International Select Equity Portfolio	12/31/04	$230,570,200	0.75%	Capital appreciation

Scudder Templeton Foreign Value Portfolio	12/31/04	$5,547,873	0.950% to $250,000,000 0.900% next $250,000,000 0.850% next $500,000,000 0.750% next $1,000,000,000 0.700% next $500,000,000 0.650% over $2,500,000,000	Long-term capital growth

Scudder Fixed Income Portfolio	12/31/04	$298,387,233	0.60%	High current income

Scudder Government & Agency Securities Portfolio	12/31/04	$329,569,695	0.55%	High current income consistent with preservation of capital

Scudder High Income Portfolio	12/31/04	$450,199,442	0.60%	High level of current income

Scudder Strategic Income Portfolio	12/31/04	$83,507,687	0.65%	High current return

*	Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund’s most recent fiscal year.
†	Unless otherwise noted, the investment management fees provided above are based on the average daily net assets of a Fund. Certain funds from time to time may be subject to waivers and/or expense limitations.

EXHIBIT H

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeIM

The names and principal occupations of each director and principal executive officer of DeIM* are set forth in the table below.

Michael Colon	Chief Operating Officer and Director
Axel Schwarzer	President, Chief Executive Officer and Director
William A. Gagliardi	Chief Financial Officer, Treasurer and Director
A. Thomas Smith	Secretary and Chief Legal Officer
Mark Cullen	Executive Vice President
Leo P. Grohowski	Executive Vice President
Pierre de Weck	Executive Vice President
Phillip W. Gallo	Chief Compliance Officer

*	The address of all directors and officers, except Mr. de Weck, is 345 Park Avenue, New York, New York 10154. Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.

H-1

EXHIBIT I

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF DeAMIS

The names and principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England.

Alexander J.H. Tedder, Director

Annette Jane Fraser, Chairman of the Board and Chief Executive Officer

Marina Bronwen Lund, Director

Mark Pope, Joint Secretary

Paul A. Hogwood, Joint Secretary

Carole H.R. Hofbeck, Chief Compliance Officer

Stephen Raymond Ilott, Head of Fixed Income

I-1

EXHIBIT J

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF

ABERDEEN PLC

The names, address and principal occupations of each director and principal executive officer of Aberdeen PLC are set forth in the table below.

Name	Address	Principle Occupation
Charles Irby	125 Blenheim Crescent London W11 2EQ	Chairman of Aberdeen Asset Management PLC.

Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Executive Officer of Aberdeen Asset Management PLC.

Andrew Laing	10 Queen’s Terrace Aberdeen AB10 1YG	Chief Operating Officer of Aberdeen Asset Management PLC.

William Rattray	10 Queen’s Terrace Aberdeen AB10 1YG	Finance Director of Aberdeen Asset Management PLC

Roger Cornick	Mill Barn Farm, Drift Road, Winkfield, Berkshire SL4 4RP	Non executive director of Aberdeen Asset Management PLC.

Anita Frew	51 Elystan Place, Chelsea London, SW3 3JY	Non executive director of Aberdeen Asset Management PLC.

Sir Malcolm Rifkind	Eskgrove House, Inveresk East Lothian	Non executive director of Aberdeen Asset Management PLC.

Donald Waters	Balquhidder, 141 North Deeside Road, Milltimber Aberdeen, B13 0JS	Non executive director of Aberdeen Asset Management PLC.

Giles Weaver	Greywalls, Gullane East Lothian, EH31 2EG	Non executive director of Aberdeen Asset Management PLC.

Aberdeen Asset Management Inc.

Martin Gilbert	10 Queen’s Terrace Aberdeen AB10 1YG	President, Chief Executive Officer of Aberdeen Asset Management PLC.

Andrew Smith	1735 Market Street - 37th Floor Philadelphia, PA 19103	Chief Financial Officer

Bev Hendry	300 S.E. 2nd Street Suite # 820 Ft Lauderdale, FL 33301 USA	Director—Head of Florida Office

Susan Mullin	1735 Market Street - 37th Floor Philadelphia, PA 19103	Director—Head of Institutional Sales

Tim Sullivan	1735 Market Street - 37th Floor Philadelphia, PA 19103	Director—Vice President Closed End Funds

J-1

EXHIBIT K

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED BY AAMI

Name of Fund	Objective	Fee Rate	Net Assets
First Trust/Aberdeen Global Opportunities Income Fund	Current income by investing in the world bond markets through a diversified portfolio of debt securities.	0.50%

K-1

EXHIBIT L

FORM OF INVESTMENT SUB-SUB-ADVISORY AGREEMENT BETWEEN AAMI AND ABERDEEN IS

AGREEMENT made this             day of             , 2005, between ABERDEEN ASSET MANAGEMENT INC. (“AAMI”) and ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED (formerly Deutsche Asset Management Investment Services Limited) (“Aberdeen IS”).

WHEREAS, Scudder Variable Series I (the “Trust”), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has entered into an Amended and Restated Investment Management Agreement dated [date] (such agreement and any successor agreement thereto, the “Advisory Agreement”) with Deutsche Investment Management Americas Inc. (the “Adviser”), pursuant to which the Adviser acts as investment manager to the Bond Portfolio series of the Trust (the “Fund”); and

WHEREAS, pursuant to the Advisory Agreement, the Adviser has entered into an Investment Sub-Advisory Agreement dated [date] (such agreement and any successor agreement thereto, the “Sub-Advisory Agreement”) with AAMI, pursuant to which AAMI acts as sub-investment adviser to the Fund and provides certain investment advisory services with respect to the Fund; and

WHEREAS, AAMI, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and the Adviser, desires to retain Aberdeen IS to provide certain investment advisory services in connection with the management of the Fund, and Aberdeen IS is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of Aberdeen IS.    Subject to supervision and oversight by the Adviser, Aberdeen and the Trust’s Board of Trustees, Aberdeen IS shall manage all of the securities and other assets of the Fund entrusted to it by AAMI hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective(s), policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, Aberdeen IS shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  Aberdeen IS shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to Aberdeen from time to time. Aberdeen IS will carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, Aberdeen IS will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, Aberdeen IS shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Trustees, Aberdeen IS may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided Aberdeen IS is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, Aberdeen IS is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Aberdeen IS determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of Aberdeen IS to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, AAMI, Aberdeen IS, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, AAMI, Aberdeen IS or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). Aberdeen IS agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when Aberdeen IS deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Aberdeen IS, Aberdeen IS, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by Aberdeen IS in the manner Aberdeen IS considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Aberdeen IS may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Aberdeen IS may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, Aberdeen IS agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. Aberdeen IS shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)  Aberdeen IS shall maintain all books and records with respect to transactions involving the Assets required by applicable law. Aberdeen IS shall keep the Adviser and AAMI informed of developments materially affecting the Fund or the Trust. Aberdeen IS shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

Aberdeen IS shall keep the books and records relating to the Assets required to be maintained by Aberdeen IS under this Agreement and shall timely furnish to the Adviser all information relating to Aberdeen IS’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by applicable law. Aberdeen IS shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. Aberdeen IS agrees that all records that it maintains on behalf of the Fund are the property of the Fund and Aberdeen IS will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that Aberdeen IS may retain a copy of such records. Aberdeen IS agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, Aberdeen IS shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request. Aberdeen IS shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)  Aberdeen IS will also make its officers and employees available to meet with the officers of the Adviser or AAMI and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, Aberdeen IS shall, on Aberdeen IS’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, Aberdeen IS will furnish to the Adviser and Trust’s officers and to each of its Trustees, at Aberdeen IS’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request. In addition, Aberdeen IS shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. Aberdeen IS will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to Aberdeen IS of providing advisory services hereunder.

(e)  Aberdeen IS shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. Aberdeen IS shall also provide the Adviser or AAMI with such information upon request of the Adviser or AAMI, as applicable. Aberdeen IS shall provide such sub-certifications as officers of the Adviser, AAMI or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Trust.

(f)  In the performance of its duties hereunder, Aberdeen IS is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which Aberdeen IS gives any advice to its clients concerning the shares of the Fund, Aberdeen IS will act solely as investment counsel for such clients and not in any way on behalf of the Fund. Aberdeen IS’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that Aberdeen IS may render investment advice, management and other services to other investment companies and clients.

(g)  AAMI shall vote proxies and take corporate action elections with respect to securities held by the Fund in accordance with guidelines established by the Adviser and approved by the Board of Trustees.

(h)  Without further verification or inquiry by Aberdeen IS, Aberdeen IS is authorized to rely on instructions or directions provided by (1) the Board of Trustees, officers of the Fund and portfolio managers named in the Fund’s currently effective Prospectus who are employees of the Adviser; and (2) other persons designated by the Adviser and identified to AAMI as “Authorized Persons” pursuant to the Sub-Advisory Agreement, provided that instructions or directions provided pursuant to this Section 1(h)(2) are provided in writing (which may include e-mail or facsimile transmissions).

2.  Duties of AAMI.    AAMI shall continue to have responsibility for all services to be provided to the Fund pursuant to the Sub-Advisory Agreement and shall supervise and oversee Aberdeen IS’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve Aberdeen IS of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions provided pursuant to Section 1(h) of this Agreement, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.

(a)  The Adviser has furnished Aberdeen IS with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Amended and Restated Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Fund.

(b)  Aberdeen IS has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)  Aberdeen IS’s most recent audited financial statements;

(ii)  An organizational chart showing public companies and registered broker-dealers affiliated with Aberdeen IS;

(iii)  Aberdeen IS’s Form ADV; and

(iv)  Aberdeen IS’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of Aberdeen IS.

(a)  Aberdeen IS represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which Aberdeen IS is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. Aberdeen IS covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  Aberdeen IS represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective(s), policies and restrictions contained therein.

(c)  Aberdeen IS represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Aberdeen IS represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by Aberdeen IS and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)  Aberdeen IS represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser (other than AAMI and other affiliates of the ultimate parent of AAMI and Aberdeen IS, Aberdeen Asset Management PLC); (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of Aberdeen IS, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in Aberdeen IS other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). Aberdeen IS agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iv).

(e)  Aberdeen IS represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. Aberdeen IS agrees to provide the Fund, the Adviser and AAMI (upon request) from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. Aberdeen IS agrees to cooperate with the Trust’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.  Compliance.

(a)  Aberdeen IS agrees that it shall promptly notify the Adviser, AAMI and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify Aberdeen IS from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in Aberdeen IS, financial or otherwise, that adversely affects its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of Aberdeen IS’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective(s), policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  Aberdeen IS shall immediately forward, upon receipt, to the Adviser and AAMI any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(c)  The Trust, the Adviser and AAMI shall be given access to any and all records or other documents of Aberdeen IS at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to Aberdeen IS relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of Aberdeen IS for their own accounts and on behalf of other clients. Aberdeen IS agrees to promptly cooperate with the Trust , the Adviser and AAMI and their representatives in connection with requests for such records or other documents.

6.  Compensation to Aberdeen IS.

(a)  For the services to be provided by Aberdeen IS pursuant to this Agreement, AAMI will pay Aberdeen IS, and Aberdeen IS agrees to accept, a sub-sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to Aberdeen IS monthly following the payment by the Adviser of the fee payable to AAMI pursuant to the Sub-Advisory Agreement.

(b)  For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.  Expenses.    Aberdeen IS shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.

8.  Standard of Care and Liability of Aberdeen IS.    Aberdeen IS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect Aberdeen IS against any liability to the Adviser, AAMI, the Fund or its shareholders by reason of: (a) Aberdeen IS’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) Aberdeen IS’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding Aberdeen IS.

(a)  Aberdeen IS has reviewed the disclosure about Aberdeen IS and its management of the Fund contained in the Trust’s proxy statement, registration statement and Prospectus and represents and warrants that, with respect to such disclosure about Aberdeen IS or information related, directly or indirectly, to Aberdeen IS, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  Aberdeen IS agrees to notify AAMI, the Adviser and the Trust promptly of: (i) any statement about Aberdeen IS or its management of the Fund contained in the

Trust’s proxy statement, registration statement or Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about Aberdeen IS or its management of the Fund in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in Aberdeen IS, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of Aberdeen IS.

10.  Insurance.    Aberdeen IS shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by Aberdeen IS in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

11.  Duration and Termination.

(a)  This Agreement shall become effective with respect to the Fund on             , 2005, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)  This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement or the Sub-Advisory Agreement.

(c) AAMI has the right to terminate this Agreement upon immediate notice to Aberdeen IS.

(d)  This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, AAMI and Aberdeen IS. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to AAMI and Aberdeen IS.

(e)  Aberdeen IS may terminate this Agreement upon ten (10) days’ written notice to the Adviser and AAMI.

(f)  Termination of this Agreement shall not affect the right of Aberdeen IS to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.  Confidentiality.

(a)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto, the Adviser or the Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)  The Adviser and AAMI, on behalf of the Fund, have legitimate business reasons to disclose to Aberdeen IS certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. Aberdeen IS agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to Aberdeen IS other than through disclosure by the Fund, the Adviser, AAMI, an affiliated person of the Fund, the Adviser or AAMI or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that Aberdeen IS will not make any such disclosure without first notifying the Adviser, AAMI and the Fund and allowing the Adviser, AAMI or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)  Will notify the Adviser and AAMI if Aberdeen IS has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Use of Names.    Aberdeen IS acknowledges and agrees that the name Scudder (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that Aberdeen IS shall use the name Scudder, and associated abbreviations and logos, only in connection with Aberdeen IS’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Aberdeen IS agrees to obtain prior written approval from the Adviser before using or referring to Scudder, or Scudder Variable Series I—Bond Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit Aberdeen IS from referring to the performance of the Fund in Aberdeen IS’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

14.  Governing Law.    This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles.

15.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

A. Thomas Smith, Esq.

Managing Director

Global Head Asset Management Legal

Deutsche Investment Management Americas, Inc.

Floor 27

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Vincent J. Esposito

Managing Director

Head of Product Development & Implementation

Deutsche Investment Management Americas, Inc.

Floor 27

345 Park Avenue

New York, NY 10154

To AAMI at:

Through November 30, 2005 (subject to change)

Mr. Christian Pittard

Aberdeen Asset Management Inc.

1114 Avenue of the Americas, 34th Floor

New York, NY 10036

Starting December 1, 2005 (subject to change)

Mr. Christian Pittard

Chief Executive Officer

Aberdeen Asset Management Inc.

1735 Market Street

Philadelphia, PA 19103

To Aberdeen IS at:

Starting December 1, 2005 (subject to change)

Mr. Steve Ilott

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London, EC4M 9HH

United Kingdom

17.  Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

18.  Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

19.  Miscellaneous.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ABERDEEN ASSET MANAGEMENT INC.	ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

By:	By:

Name:	Name:

Title:	Title:

Appendix A

to the

Investment Sub-Sub-Advisory Agreement

between

ABERDEEN ASSET MANAGEMENT INC.

and

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Pursuant to Section 6, AAMI shall pay Aberdeen IS compensation as follows:

Scudder Variable Series I Bond Portfolio 0.04% of average daily net assets*

* 15% of the sub-advisory fee received by AAMI under the Sub-Advisory Agreement.

RW-BOND 2005

FORM OF PROXY CARD

FORM OF PROXY CARD

Deutsche Asset Management

A Member of the Deutsche Bank Group

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call             .

3) Enter the         -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.                .com.

3) Enter the         -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

Scudder Funds

Scudder Variable Series I Bond Portfolio

345 Park Avenue, New York, New York 10154

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

[10 a.m.], Eastern time,

on November 18, 2005

The undersigned, a beneficial holder of interest of Scudder Variable Series I Bond Portfolio. a Massachusetts business trust (the “Fund”), hereby appoints Patricia DeFilippis, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”) to be held at [10:00 A.M.], New York time, on Friday, November 18, 2005 at the offices of Deutsche Bank, 345 Park Avenue (at 51st Street), New York, New York 10017, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposals, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of Notice of the Special Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I, Proposal II and Proposal III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I, II AND III.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN

THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Scudder Variable Series Bond Portfolio

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals I. To approve an Amended and Restated Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc. (“DeIM”).	III. To approve a new Sub-Sub-Advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited with respect to the Fund FOR ` AGAINST ` ABSTAIN `

FOR ` AGAINST ` ABSTAIN `

II. To approve a new Sub-Advisory Agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a subsidiary of Aberdeen Asset Management PLC FOR ` AGAINST ` ABSTAIN `	The appointed proxies will vote on any other business as may properly come before the Special Meeting Receipt of the Notice and the Proxy Statement is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

2